National Atlantic Holdings Corporation

FOR IMMEDIATE RELEASE

National Atlantic Comments on Recent A.M. Best Announcement

Freehold, NJ – November 27, 2007—National Atlantic Holdings Corporation (Nasdaq: NAHC) today provided a response to an announcement by A.M. Best Co. that it has placed ratings of both National Atlantic and its main operating subsidiary, The Proformance Insurance Company, under review.

“We understand A.M. Best’s decision,” said James V. Gorman, Chairman and Chief Executive Officer. “We are disappointed that our bodily injury reserve adjustments in personal auto during the third quarter of 2007 were much higher than anticipated, and we have taken the appropriate actions to address the situation, including restructuring and improving the procedures within our bodily injury claims unit using accepted “best practices” techniques. We feel confident that the remedies put in place are effective, and that this type of situation should not repeat itself. An actuarial firm hired by our external auditors performed a comprehensive independent review of the Company’s reserves as of September 30, 2007 which has provided further validation of the actions taken by the Company as a result of this situation.”

“We believe that our overall growth strategy is on track, and we are achieving success in our plans to grow and diversify our property casualty business. Our revenues increased for both the third quarter and nine months ended September 30, 2007,” said Frank J. Prudente, Executive Vice President and Chief Financial Officer.

“Improving shareholder value remains our top priority. As announced previously, we have engaged Banc of America Securities LLC, to assist the Company in its review of strategic alternatives, including but not limited to enhancing the financial flexibility of the Company,” he added.

About NAHC:

National Atlantic Holdings Corporation (NAHC) and its subsidiaries provide property and casualty insurance and insurance-related services to individuals, families and businesses.

The Company’s insurance products are designed to attract a broad spectrum of personal policyholders for their private passenger automobile, homeowners, personal excess (“umbrella”) and specialty property liability coverages. For businesses, the Company offers a range of commercial insurance products, including commercial property, commercial general liability, business auto, and worker’s compensation, as well as claims administrative services to self-insured corporations.

National Atlantic distributes its products exclusively through independent insurance agents, known as “Partner Agents,” who are required to become shareholders in National Atlantic in order to represent the Company as an agent. The Company offers insurance products through its subsidiaries, Proformance Insurance Company and Mayfair Reinsurance Company, and insurance-related services through Riverview Professional Services and the National Atlantic Insurance Agency.

Safe Harbor Statement Regarding Forward-Looking Statements

Management believes certain statements in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change. As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Contact:
Frank Prudente, Executive Vice President, Treasurer and Chief Financial Officer
National Atlantic Holdings Corporation
732-665-1145
investorrelations@national-atlantic.com